UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 21, 1999 (July 6, 1999)
                                                  -----------------------------


                             NN BALL & ROLLER, INC.
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             (Exact name of registrant as specified in its charter)


 DELAWARE                          0-23485                     62-1096725
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(State or other jurisdiction     (Commission                  (IRS Employer
   of incorporation)              File Number)               Identification No.)


800 Tennessee Road, Erwin, Tennessee                             37650
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code           (423) 743-9151
                                                  ------------------------------



                                   None
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      (Former name or former address, if changed since last report)



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Item 2.      Acquisition or Disposition of Assets.

     NN Ball & Roller, Inc., a Delaware corporation ("NNBR"), acquired substantially all of the assets of Earsley Capital Corporation, a Nevada corporation and successor to and formerly known as Industrial Molding Corporation, a Texas corporation ("IMC") on July 4, 1999. IMC provides premier full-service design and manufacture of plastic injection molded components. NNBR plans to continue the operation of the IMC business in a subsidiary entity.

     NNBR paid $23.5 million in cash and issued 440,038 shares of its common stock in consideration for the assets acquired from IMC. The total consideration for the acquisition is estimated at $26 million. NNBR financed the acquisition by drawing down an existing line of credit with First American National Bank.

     The Asset Purchase Agreement and the press release issued by NNBR in connection with the acquisition are filed as exhibits to this report and are incorporated herein by reference. The description of the acquisition set forth herein does not purport to be complete and is qualified by the provisions of the Asset Purchase Agreement and the press release attached hereto.

Item 7.      Financial Statements and Exhibits.

          (a) FINANCIAL STATEMENTS. Financial statements and pro forma financial information will be filed by amendment within the required reporting period

          (c)  EXHIBITS. The following exhibits are filed herewith:

               10.17 Asset Purchase Agreement, dated as of July 4, 1999, by and between NN Ball & Roller, Inc. and Earsley Capital Corporation

               99.1  Press Release dated July 6, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NN Ball & Roller, Inc.
                                            (Registrant)


DATE: July 21, 1999                       /s/ Will C. Kelly
                                          Will C. Kelly
                                          Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

10.17 Asset Purchase Agreement, dated as of July 4, 1999, by and between NN Ball & Roller, Inc. and Earsley Capital Corporation

99.1              Press Release dated July 6, 1999